CONFIRMATION OF ADVANCE

Institution:Institution NameAdvance Number:Example

AddressSettlement Date: MM/DD/YYYY

City, State  ZipMaturity Date:MM/DD/YYYY

Customer ID:Account Number

The Federal Home Loan Bank of Topeka (FHLBank) hereby issues an advance on behalf of the above institution.  Terms of the advance shall be:

Advance Type:  XXXXXX

Amount:  $XXX,XXX.00

Rate:  X.XXX% - Interest payable monthly and at maturity

 (Interest accrued on an Actual/Actual day basis.)

Prepayment Fee: [Insert Prepayment Language from Member Products Policy]

Other:  Past due principal and interest will be charged interest at a rate equal to 315 basis points above the previous business day’s daily effective federal funds rate as provided in Federal Reserve Statistical Release H.15.

Lending Officer

Date

CONFIRMATORY APPLICATION AND ACKNOWLEDGMENT

The undersigned hereby confirms that it has applied for the Advance referred to above, and that it has accepted and unconditionally agrees to repay such Advance upon the terms and conditions stated above and in the Advance, Pledge and Security Agreement between the parties and FHLBank’s Member Products Policy as amended from time to time.

Date: ____________________ By: _________________________________ ______________________________

(Signature)(Title)

(Please return one signed copy of FHLBank within (5) business days)